Company Transaction & Overview Bolt Biotherapeutics and Prana Therapies October 23, 2026

Disclosures This Presentation has been prepared by Bolt Biotherapeutics, Inc. ("Bolt") and Prana Therapies, Inc. ("Prana" and, together with Bolt and each of Bolt's and Prana’s subsidiaries, the "combined company") and contains information pertaining to the business and operations of the combined company. The information contained in this Presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available data and internally developed data as well as third party information from other sources; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the combined company; (c) is not to be considered a recommendation by the combined company that any person make an investment in the combined company; (d) is provided for informational purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the combined company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Where any opinion or belief is expressed in this Presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This Presentation should not be construed as legal, financial or tax advice to any individual, as each individual's circumstances are different. This Presentation is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security. Certain matters discussed in this Presentation may contain forward-looking statements that are, by their nature, subject to significant risks and uncertainties. Forward-looking statements can be identified by words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “seek,” “estimate,” “potential” or the negative of these terms or other similar terms. Forward-looking statements in this Presentation include, but are not limited to, statements about: Bolt, Prana, the private placement financing and the acquisition of Prana by Bolt (the "Transactions"), including the closing of the private placement financing, if any, and the expected effects, perceived benefits or opportunities and related timing with respect thereto; expectations regarding the use of proceeds from the private placement financing and cash runway expectations therefrom, including such proceeds funding the combined company through key clinical milestones; the combined company’s product candidates (including PRA-216) and the potential benefits thereof; planned and ongoing preclinical and clinical studies, including the timing for IND filings, study initiations and topline results and other future development milestones; expected regulatory pathways; potential market opportunities; and expectations regarding patent protection and exclusivity. Such forward-looking statements reflect the current views of the combined company’s management regarding future events; they are not guarantees of future performance. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially and adversely from results expressed or implied by this Presentation, including, among others: the inability to complete the Transactions, including the private placement financing and the ability to obtain the requisite post-closing stockholder approvals; costs related to the proposed Transactions; the ability to maintain the listing of Bolt's common stock on The Nasdaq Capital Market and comply with applicable continued listing requirements; the ability to successfully integrate the businesses and operations of Bolt and Prana and realize the anticipated benefits of the Transactions; potential litigation, stock price volatility or disruption to the combined company’s operations related to the Transactions; the ability of the combined company to obtain sufficient additional capital to further advance its clinical programs; the ability of the combined company’s clinical trials to demonstrate acceptable safety and efficacy of its product candidates and other positive results; the progress of the combined company’s preclinical studies and clinical trials; risks related to clinical development and regulatory approval of the combined company’s product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; the combined company’s history of operating losses and potential need for additional financing; the size of the market opportunities for the combined company’s product candidates; competition in the combined company’s industry; upcoming data readouts and clinical trials planned for PRA-216; changes in applicable laws or regulations and other risks and uncertainties from time to time described in Bolt's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2026 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on August 11, 2026, including those under the "Risk Factors" section therein, and in Bolt's other filings with the SEC, including any subsequent filings relating to the Transactions. The combined company assumes no obligation to update any forward-looking information contained in this Presentation. Certain information contained in this Presentation related to or are based on studies, publications and other data obtained from third party sources as well as our own internal estimates and research. While the combined company believes that such third-party sources are reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The combined company has not independently verified the information provided by such third-party sources. This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM or © or ® symbols, but the combined company will assert, to the fullest extent under applicable law, the rights of the owners to these trademarks, service marks, trade names and copyrights.

Bolt Biotherapeutics Announces Acquisition of Prana Therapies

Overview	• The acquisition of Prana Therapies was structured as a sign-and-close reverse merger whereby all of Prana's outstanding equity interests were exchanged for a combination of shares of Bolt Biotherapeutics common stock and a newly created Series D non-voting convertible preferred stock. • Concurrent with the acquisition of Prana, Bolt expects to close a private placement of $120 million with a group of institutional accredited investors including Deep Track Capital, ADAR1 Capital, Andreessen Horowitz (a16z), LYFE Capital, Coastlands Capital, Eventide Asset Management, Casdin Capital, Curie.Bio, SilverArc Capital, Soleus Capital, Deviation Capital and other institutional investors.
Use of Proceeds	• The Company expects to use the proceeds from the private placement to fund continued clinical development of PRA-216 across asthma, COPD, atopic dermatitis, and EoE through Phase 2 proof-of-concept readouts and toward Phase 3 initiation including later phase CMC; advance Program 2 through candidate nomination and first-in-human development; and progress the discovery platform, as well as general corporate purposes.
Management and Board	• Continuing leadership includes Willie Quinn, Chief Executive Officer, Grant Yonehiro, Chief Operating Officer, and Sheila Gujrathi, Chief Strategy Officer. Dr. Gujrathi has also joined Bolt's Board as a director.

PRANA BOLT BIOTHERAPEUTICS

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Prana Therapies: Advancing Next-Generation Multispecific Antibodies with Best-in-Disease Potential

WHOLLY-OWNED PLATFORM · LEAD PROGRAM IN PHASE 2 · CLEAR PATH TO VALUE CREATION

PRA-216 Phase 2	**Lead Program: IL-4Rα x TSLP bispecific** Multiple Phase 2 readouts expected Q2-Q4 2027
INSPIRE Platform	**Proprietary, fully IgG-based multispecific platform** Enabling a differentiated, wholly-owned pipeline
Team Leadership	**Experienced leadership team** Proven drug development and execution expertise
Capital Catalysts	**Capital to advance multiple programs** Significant clinical milestones expected throughout 2027

PRANA THERAPIES

PRANA BOLT BIOTHERAPEUTICS

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Prana’s Proprietary, Wholly-Owned, INSPIRE Platform is Designed to Power the Next Wave of Multispecific Therapeutics Elevated Clinical Outcomes Optimized PK & Dosing Clinically Validated Drug Properties Scalable Pipeline Generation Validated Biology Multi-target combinations designed to overcome efficacy ceilings Extended Half-Life Extended exposure and durability designed to enable infrequent, single, at-home injection IgG-based Design Leverages established mAb architecture to support stability, manufacturability, high-concentration formulation, and low immunogenicity risk Modular Architecture Rapid generation of potentially differentiated products across therapeutic areas PK – Pharmacokinetics; mAb – Monoclonal Antibody; IgG – Immunoglobulin G

Experienced Leadership with a Proven Track Record in Biologics Innovation and Value Creation Prana's Leadership Team Sheila Gujrathi Founder & Chief Executive Officer Hector Ortega Chief Medical Officer Ryan Sullivan Chief Scientific Officer Miguel Sanjuan Founder & Strategic Scientific Advisor Christina Trout VP Corporate Development

Clinically Validated Platform Driving Anticipated Near-Term Clinical Inflections and Potential Multi-TA Pipeline Expansion

PROGRAM	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
IMMUNOLOGY & INFLAMMATION				
Atopic Disease				
PRA-216 IL-4Rα x TSLP	Asthma → (through Phase 1 into Phase 2)			
	COPD → (through Phase 1 into Phase 2)			
	Atopic Dermatitis → (through Phase 1 into Phase 2)			
	Eosinophilic Esophagitis (planned) → (through Phase 1)			
Program 2 IL-31 x Undisclosed	Atopic Dermatitis → (Preclinical)			
INSPIRE DISCOVERY ENGINE				
Multiple Discovery and Preclinical-Stage Programs Across Therapeutic Areas				

EXPECTED CATALYSTS:

PRA-216:
Patient Data x4: Q2-Q4 2027
Ph3-Ready Expected Early 2028

Program 2:
FIH & Data: HV & AD 2H 2027

Inspire Discovery Engine:
IND-Enabling: Programs 3 & 4 2H 2027

PRANA BOLT BIOTHERAPEUTICS

FIH – First-in-Human; HV – Healthy Volunteers; AD – Atopic Dermatitis; IND – Investigational New Drug

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PRA-216 Is Designed for Large, Clinically Validated Markets With Significant Opportunity to Improve Clinical Outcomes

MARKET OPPORTUNITY[1,2]

Asthma
$26.4B global market
262M patients globally · 47M US/EU5/JP

COPD
$17.4B global market
392M patients globally · 23M US/EU5/JP

Atopic Dermatitis
$19.4B global market
204M patients globally · 17M US/EU5/JP

MONOTHERAPY EFFICACY CEILING[3]



Reduction in Asthma & COPD Exacerbations
100
80
60
40
20
0
Asthma
COPD
monotherapy efficacy ceilings
56
37
48
30
53
21
41
N/A
TEZSPIRE®
(TSLP)
DUPIXENT
(IL-4Rα)
Nucala
(IL-5)
Fasenra®
(IL-5Rα)

PRA-216 is designed to break through efficacy ceilings by combining the most clinically validated targets in respiratory disease

PRANA
BOLT BIOTHERAPEUTICS

The results are presented from different clinical trials at different points in time with different trial designs. No head-to-head trials have been conducted among the results shown and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made; 1 Patient populations: Global Prevalence: Asthma Yang 2025, COPD Adeloye 2022, AD Tian 2023, US+EU5+Japan Prevalence: Sanofi Epidemiology 2023 Report; 2 Market sizes: Global Total Market Size, Asthma 2023, AD 2025 – Source: Grand View Research, COPD 2023 – Source: GlobalData; 3 Asthma and COPD Exacerbation Data: Drug Labels, Singh D et al 2024

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PRA-216 Combines the Most Clinically Validated Alarmin and Type 2 Cytokine Pathways in Asthma and COPD

COMPLEMENTARY, NON-REDUNDANT BIOLOGY


TSLP pathway
Upstream · Epithelial alarmin
TSLP
TSLPR
Blocks alarmin-driven initiation
IL-4Rα pathway
Downstream · Type 2 effector
IL-4
IL-13
IL-4Rα
Blocks both IL-4 and IL-13 signaling

IL-4Rα BLOCKADE HAS BEEN SUPERIOR VS IL-13[1]

	Th2 Diff.	Amplifi-cation	Effector function	IgE Prod.	Mucus & Remodel.	Clinical Efficacy
IL-4 + IL-13	++	++	++	++	++	++
IL-13	+/-	-	+	+/-	++	+/-

TARGET PRODUCT PROFILE

Greater efficacy

Combining the right targets to achieve superior clinical outcomes

Broader disease coverage

Potential to treat heterogeneous and comorbid populations across the atopic march

Patient convenience

Potential Q8-12W dosing via a single at-home auto-injector

PRANA BOLT BIOTHERAPEUTICS

1 Hanania et al 2016, Sahnoon et al 2025; Barnes et al 2008, Panettieri et al 2018; Q8-12W – Every 8 to 12 weeks

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PRA-216 is Potentially Differentiated on Both Target Biology and Exposure Vs. Clinical-Stage Competitors

Designed for sustained target coverage with single SC Q8-12W dosing

	Shorter exposure, Lack of target coverage (Q2-4W)	Extended exposure, Durable target coverage (Q8-12W)
Broad biology IL-4Rα x TSLP	**Right targets, Insufficient exposure** • Broad pathway blockade • Early induction activity • Coverage wanes in maintenance • More frequent chronic dosing	**PRA-216** IL-4Rα x TSLP → **Right targets, Sufficient exposure** ✓ Designed for broad and deep pathway blockade ✓ Potential across subpopulations & comorbidities ✓ Durable maintenance coverage observed ✓ Single SC injection Q8-12W potential
Narrower biology IL-13 x TSLP	**Wrong targets, Insufficient exposure** • Narrower pathway blockade • Limited patient breadth • Coverage wanes in maintenance	**Wrong targets, Sufficient exposure** • Narrower pathway blockade • Limited patient breadth • Durable, but incomplete coverage

PRANA BOLT BIOTHERAPEUTICS

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Prana’s INSPIRE Format is Designed to Deliver Enhanced In Vivo PK Relative to Other Formats Average parameters from individual animal fits to 2 compartment PK model Animals omitted if poor fit / suspected early ADA Molecule Format CL (mL/kg/h) Beta t1/2 (days) PRA-216 [YTE] INSPIRE 0.06 32 C’ scFv [YTE] 0.21 9 N’ scFv [YTE] 0.36 4 Dupilumab* 0.12 17 *The head-to-head comparisons presented on this slide are from an internal preclinical study using internally produced surrogate molecules of dupilumab. Preclinical results, including those based off surrogate molecules, may not be predictive of clinical outcomes and accordingly, these data should be interpreted with caution.

PRA-216 Demonstrates Favorable Safety and Tolerability Profile In Phase 1 Trial

Study Characteristics

- Double-blind, placebo-controlled
- N=57; n=8 per group (6:2)
- Healthy volunteers with elevated baseline FeNO
- Baseline characteristics and demographics as expected

Study Schematic

SAD IV	300mg →	600mg →	1200mg
SAD SC	300mg →	600mg	
MAD SC (Q2Wx3)	300mg →	600mg	

Safety Results[1]

Phase 1 Observation	Safety Findings
SAEs/AESIs	None
Grade ≥3 TEAEs	None
ISRs or Local pain	None
Conjunctivitis	None

Phase 2 underway based on these promising PK, PD, and Safety Data

PRANA BOLT BIOTHERAPEUTICS

Q2Wx3 = 1 dose every 2 weeks for 3 doses in total; SAD Single Ascending Dose; MAD Multiple Ascending Dose, IV intravenous, SC subcutaneous SAE serious adverse events; AESI adverse events of special interest; TEAE treatment emergent adverse events, ISR injection site reaction, PK pharmacokinetic, PD pharmacodynamic, 1 Safety Findings as of September 1, 2026

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PRA-216 Phase 1 PK Profiles Demonstrated Sustained Exposure and Support Extended Dosing Potential IV intravenous, SC subcutaneous, PK pharmacokinetic, TMDD target mediated drug disposition, LLOQ lower limit of quantification, ADA Anti-Drug Antibodies PRA-216's Exposure was High and Sustained above the TMDD Threshold, with Compelling SC Exposure, 85% Bioavailability, and 2.3% Low-Titer ADA Across Study Exposure beyond Q8W Mean + SD shown dose

PRA-216 PK Exposure Profile Potentially Enables Q8-12W Maintenance Dosing

- **Phase 2: Will evaluate Q8W maintenance; future Q12+W regimens** may be enabled by PD durability
- **600mg Q8W maintenance** is modeled to:
  - **Exceed target exposure (clinical-response EC_{90})**
  - **Maintain receptor occupancy at C_{trough}**
  - Modeling assumes no pharmacologic synergy between the two targets
- **Intended commercial presentation:** infrequent, at-home, single injection



Modeled Human PK Over 1 Year
600mg Q8W Maintenance
Induction (Q2W x 3)
Maintenance (Q8W)
Serum Concentration (µg/mL)
1000
100
10
1
0.1
0 4 8 12 16 20 24 28 32 36 40 44 48 52
Time (weeks)
Dashed Lines indicate the Molar-Adjusted EC90 Exposure for dupilumab and tezepelumab

Tezepelumab EC90 15.4 µg/mL: Ly et al JCP 2021; Dupilumab EC90 15.8 µg/mL: AusPAR 2022; both molar-adjusted to PRA-216 molecular weight. Based on internal modeling.

PRANA BOLT BIOTHERAPEUTICS

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50% Serum TARC 100% Blood Eosinophils 25% Serum IgE Suggests potential for Broad and Deep Type 2 inflammatory control through upstream and downstream pathway inhibition PRA-216 Demonstrated Rapid, Deep, and Durable Responses in Key Type 2 Serum and Blood Biomarkers Through Week 12 up to up to up to

PRA-216 Phase 1 Data Met or Exceeded Trial Objectives COPD Chronic Obstructive Pulmonary Disease, AD Atopic Dermatitis EoE Eosinophilic Esophagitis, NHV Normal Healthy Volunteer, PoC Proof of Concept, ADA Anti-drug Antibodies  GOAL Demonstrate differentiated bispecific PK profile Results Potential Best-in-Class PK differentiated from benchmark bispecifics Exposure supports Q8-12W dosing Results Results Robust, rapid, and durable responses observed in key Type 2 biomarkers including serum TARC and IgE, and blood eosinophils Favorable & well-tolerated with no SAEs, ISRs or conjunctivitis Very low ADA with no impact on PD GOAL Establish favorable safety profile GOAL Demonstrate robust PD activity in NHV Clinical data support rapid progression to Phase 2, positioning PRA-216 as a potential best-in-disease therapy in Asthma, COPD, AD and EoE

Prana Therapies: Advancing Next-Generation Multispecific Antibodies with Best-in-Disease Potential

WHOLLY-OWNED PLATFORM · LEAD PROGRAM IN PHASE 2 · CLEAR PATH TO VALUE CREATION

PRA-216	Phase 2	**Lead Program: IL-4Rα x TSLP bispecific** Multiple Phase 2 readouts expected beginning Q2-Q4 2027
INSPIRE	Platform	**Proprietary, fully IgG-based multispecific platform** Enabling a differentiated, wholly-owned pipeline
Team	Leadership	**Experienced leadership team** Proven drug development and execution expertise
Capital	Catalysts	**Capital to advance multiple programs** Significant clinical milestones expected throughout 2027

Expected Catalysts

- **Q2-Q4 2027**
  PRA-216 Phase 2 PoC
  Asthma | COPD | AD | EoE
- **2H27**
  Program 2 FIH and Data
  Healthy Volunteer | AD

  Programs 3 & 4 IND-enabling
- **Early 2028**
  PRA-216 Ph3-ready

PRANA BOLT BIOTHERAPEUTICS

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